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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2005

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   COMMISSION  REGISTRANT, STATE OF INCORPORATION           I.R.S. EMPLOYER
  FILE NUMBER  ADDRESS AND TELEPHONE NUMBER                IDENTIFICATION NO.
  -----------  ----------------------------------          ------------------

    33-93644      DAY INTERNATIONAL GROUP, INC.               31-1436349
                  (INCORPORATED IN DELAWARE)
                  130 WEST SECOND STREET
                  DAYTON, OHIO 45402
                  TELEPHONE: (937) 224-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On October 21, 2005, Day International Group, Inc. (the "Company") entered into a commitment letter with Goldman Sachs Credit Partners L.P. ("GSCP") under which GSCP committed to provide up to (i) $250.0 million under a senior first lien secured term loan facility, (ii) $25.0 million under a senior first lien secured revolving credit facility and (iii) $140.0 million under a senior second lien secured term loan facility (collectively, the "Facilities"). The Company intends to use the proceeds of the Facilities to repay or redeem substantially all of its outstanding indebtedness, redeem certain of its outstanding preferred stock and pay fees and expenses related to such transactions. The closing and funding of the Facilities are conditioned on the satisfaction of certain customary conditions including the Facilities being assigned a credit rating by certain ratings agencies.

ITEM 8.01. OTHER EVENTS

On October 25, 2005 the Company announced that it commenced a cash tender offer and consent solicitation for all of its outstanding 9 1/2% Senior Subordinated Notes due 2008. A copy of the Company's October 25, 2005 press release making the announcement is attached hereto as Exhibit 99.1 and is incorporated in this
Item 8.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        99.1 Press Release issued by the Company on October 25, 2005, announcing the commencement of its cash tender offer and consent solicitation for all outstanding 9 1/2% Senior Subordinated Notes due 2008.

This material contains forward-looking statements within the meaning of the Securities Act of 1933. These are subject to certain risks and uncertainties, including those identified below, which could affect the Company's actual results and cause such results to differ materially from those expressed in forward-looking statements. The words "believe," "anticipate," "expect," "intend," "will likely result," "will continue," and similar expressions identify forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include but are not limited to (i) the effect of leverage, including the limitations imposed by the Company's various debt instruments; (ii) risks related to significant operations in foreign countries, including the translation of operating results to the U.S. dollar; (iii) the timely development and market acceptance of new products; (iv) the impact of competitive products and pricing; (v) the effect of changing general and industry specific economic conditions; (vi) the impact of environmental regulations; and (vii) the potential for technology obsolescence. While made in good faith and with a reasonable basis based on information currently available to the Company's management, there is no assurance that any such forward-looking statements will be achieved or accomplished. The Company is under no obligation to update any forward-looking statements to the extent it becomes aware that they are not achieved or likely to be achieved for any reason.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DAY INTERNATIONAL GROUP, INC.

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                                               (Registrant)

                                    By: /s/ Thomas J. Koenig
                                        ------------------------------
                                    Name:  Thomas J. Koenig
                                    Title: Vice-President and
                                           Chief Financial Officer

Date: October 27, 2005



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                                  EXHIBIT INDEX


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Exhibit No.         Description
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99.1                Press Release issued by the Company on October 25, 2005,
                    announcing the commencement of its cash tender offer and consent solicitation for all outstanding 9 1/2% Senior Subordinated Notes due 2008.
--------------------------------------------------------------------------------



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